Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Customer Contracts
The Partnership enters into sales contracts with customers. These contracts establish minimum annual sand volumes that the Partnership is required to make available to such customers under initial terms ranging from three to six years. Through December 31, 2016, no payments for non-delivery of minimum annual sand volumes have been made by the Partnership to customers under these contracts.
Supplier Contracts
D&I has entered into a long-term supply agreement with a supplier (the "Sand Supply Agreement"), which includes a requirement to purchase certain volumes and grades of sands at specified prices. The quantities set forth in such agreement are not in excess of our current requirements.
Equity Method Investments
On September 8, 2016, the Partnership committed to investing up to $17,400 in PropX over the next year to 18 months for use in the manufacturing of containers and conveyor systems, among other things. Through December 31, 2016, the Partnership funded $10,232 of its commitment, as reflected in equity method investments on the Consolidated Balance Sheet.
Royalty Agreements
The Partnership has entered into royalty agreements under which it is committed to pay royalties on sand sold from its production facilities for which the Partnership has received payment by the customer. Royalty expense is recorded as the sand is sold and is included in costs of goods sold. Royalty expense was $6,725, $13,660 and $15,969 for the years ended December 31, 2016, 2015 and 2014, respectively.
Certain acreage is subject to a minimum annual royalty payment. If not paid within 30 days after the annual period, the original landowner has the right to purchase the property for one dollar, subject to certain terms. If we have not made the minimum required royalty payments, we may satisfy our obligation by making a lump-sum cash make-whole payment. Accordingly, we believe there is no material risk that we will be required to sell back the subject property pursuant to this agreement.
During the year ended December 31, 2016, the Partnership entered into an agreement to terminate certain existing royalty obligations for $6,750, of which $3,375 was paid in September 2016, with another payment scheduled for August 2017. As a result of this agreement, the Partnership reduced its ongoing future royalty payments to the applicable counterparties for each ton of frac sand that is excavated, processed and sold to the Partnership’s customers. As of part of this transaction, we recorded an asset of $6,750, as reflected in property, plant and equipment on the Consolidated Balance Sheet.
Property Value Guarantees
On February 7, 2012, we entered into a mining agreement with the town of Bridge Creek, Wisconsin (“Bridge Creek”). The agreement imposes certain restrictions and conditions upon the operation of our Augusta facility inclusive of a property value guaranty (“PVG”). Our obligation is limited to the 24 properties identified on the effective date of the agreement.
On August 19, 2013, we entered into a land use agreement with the town of Lincoln, Wisconsin (“Lincoln”). The agreement imposes certain restrictions and conditions upon the operation of our Whitehall facility inclusive of a PVG. Our obligation is limited to the 27 properties identified on the effective date of the agreement.
On January 15, 2015, we entered into a land use agreement with the town of Springfield, Wisconsin (“Springfield”). The agreement imposes certain restrictions and conditions upon the operation of our Blair facility inclusive of a PVG. Our obligation is limited to the 31 properties identified on the effective date of the agreement.
On February 16, 2015, we entered into a land use agreement with the town of Preston, Wisconsin (“Preston”). The agreement imposes certain restrictions and conditions upon the operation of our Blair facility inclusive of a PVG. Our obligation is limited to the 11 properties identified on the effective date of the agreement.
The respective PVGs establish a process whereby we guaranty fair market value to the owners of residential property specifically identified within the body of the PVG document. According to the terms of the PVGs, the property owner must notify us in the event they wish to sell the subject residence and up to 10 acres of land in the case of Bridge Creek and Lincoln and 20 acres of land in the agreements with Springfield and Preston. Upon such notice, the PVGs establishes a process by which an appraisal is conducted and the subject property is appraised to establish fair market value and is listed with a real estate broker. In the event the property is sold within 180 days of listing, we agree to pay the owner any shortfall between the sales price and the established fair market value. In the event the property is not sold within the 180 day time frame, we are obligated to purchase the property for fair market value.
As of December 31, 2016, we have not accrued a liability related the PVGs noted above as these contingent liabilities are not estimable as it cannot be determined how many of the owners will elect to avail themselves of the provisions of the PVGs and it cannot be determined if shortfalls will exist in the event of a sale nor can the value of the subject property be ascertained until appraised. Through December 31, 2016, the Partnership has paid $1,572 under these guarantees.
Lease Obligations
The Partnership has long-term leases for railcars, equipment and certain of its terminals. Railcar rental expense was $28,597, $22,027 and $10,438 for the years ended December 31, 2016, 2015 and 2014, respectively.
The Partnership entered into long-term operating leases with PropX for use of equipment manufactured and owned by PropX.  During the year ended December 31, 2016, the Partnership incurred $124 of lease expense from PropX.
We have entered into service agreements with certain transload service providers which requires us to purchase minimum amounts of services over specific periods of time at specific locations. Our failure to purchase the minimum level of services would require us to pay shortfall fees. However, the minimum quantities set forth in the agreement are not in excess of our current forecasted requirements at these locations.
As of December 31, 2016, future minimum operating lease payments and minimum purchase commitments are as follows:

Fiscal Year	Operating Leases	Minimum Purchase Commitments
2017	$27,706	$1,576
2018	27,586	1,576
2019	30,133	1,866
2020	27,520	2,296
2021	22,682	2,296
Thereafter	36,996	4,168
	$172,623	$13,778

In addition, the Partnership has placed orders for additional leased railcars. Such long-term operating leases commence upon the future delivery of the railcars. During 2016, we completed negotiations with a railcar lessor to defer the delivery of approximately 700 additional leased railcars until the second half of 2018 and reduced our annual minimum operating lease obligations by approximately $1,300.

From time to time the Partnership may be subject to various claims and legal proceedings which arise in the normal course of business. Management is not aware of any legal matters that are likely to have a material adverse effect on the Partnership’s financial position, results of operations or cash flows.